SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

EGA Emerging Global Shares Trust
(Name of Registrant as Specified In Its Charter)
__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
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4)           Date Filed:
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PROXY MATERIALS

EGShares GEMS Composite ETF	EGShares Technology GEMS ETF
EGShares Energy GEMS ETF	EGShares Telecom GEMS ETF
EGShares Financials GEMS ETF	EGShares Utilities GEMS ETF
EGShares Emerging Markets Metals & Mining ETF	EGShares India Infrastructure ETF
EGShares Basic Materials GEMS ETF	EGShares China Infrastructure ETF
EGShares Consumer Goods GEMS ETF	EGShares Brazil Infrastructure ETF
EGShares Consumer Services GEMS ETF	EGShares India Small Cap ETF
EGShares Health Care GEMS ETF	EGShares Emerging Markets Consumer ETF
EGShares Industrials GEMS ETF

each, a series of

EGA EMERGING GLOBAL SHARES TRUST

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders (“Shareholders”) of EGA Emerging Global Shares Trust (the “Trust”) will be held at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Tuesday, September 27, 2011 at 10:00 a.m., Mountain time.  The purpose of the Meeting is to vote on one proposal that affects the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them.  As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.

As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), on July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to ALPS Advisors, Inc. (“AAI”), each Fund’s current investment adviser, entered into a definitive agreement with DST Systems, Inc. (“DST”) whereby ALPS Holdings will merge with and into a wholly owned subsidiary of DST (the “Transaction”).  The Transaction, when consummated, will constitute a change in control of AAI and will cause the Funds’ current investment advisory agreement with AAI to terminate.  To provide for continuity in the operation of the Funds, we are asking the Shareholders of each Fund to approve a new investment advisory agreement to be entered into with AAI (each, a “New Investment Advisory Agreement”).

Under each New Investment Advisory Agreement, AAI will provide investment advisory services to each Fund on substantially identical terms and for the same fees that are currently in effect.  The Trust’s investment advisory structure and each Fund's investment objective will not change as a result of the Transaction, and the senior investment advisory personnel of AAI who currently manage the Funds are expected to continue to do so as employees of AAI after the Transaction. The Transaction will not change the names of the Funds or alter the number of shares you own in a Fund.

The Board of Trustees have unanimously approved the New Investment Advisory Agreement in respect of each Fund subject to Shareholder approval.  The Board of Trustees recommend that you vote FOR the proposal.

Voting is quick and easy.  Everything you need is enclosed.  Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), may contact you.  This will ensure that your vote is counted even if you cannot attend the Meeting in person. If you have any questions about the proposal or the voting instructions, please call Broadridge at 1-877-708-3581.

Very truly yours,
/s/ Robert C. Holderith
Robert C. Holderith
President and Chairman
August 22, 2011

1

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL.

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be.  Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposal, and keep it for future reference.

QUESTIONS AND ANSWERS.

Q.  What is the proposal being considered at the Meeting?

At the special meeting (“Meeting”), shareholders (“Shareholders”) of Emerging Global Shares Trust (the “Trust”) are being asked to approve a new investment advisory agreement between the Trust and ALPS Advisors, Inc. (“AAI”), the current investment manager to your Fund (the “New Investment Advisory Agreement”).

Q.  Why am I being asked to vote on a New Investment Advisory Agreement for my Fund?

A.  As discussed in more detail in the enclosed Proxy Statement, on July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to AAI, entered into a definitive agreement with DST Systems, Inc. (“DST”), whereby ALPS Holdings will merge with and into a wholly owned subsidiary of DST (the “Transaction”), subject to certain conditions (as discussed in the Proxy Statement).  AAI is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and is a wholly owned subsidiary of ALPS Holdings.

The parties expect the Transaction to be completed sometime during the fourth quarter of 2011 (“Closing”), subject to the satisfaction of certain conditions outlined in the Proxy Statement.  Upon Closing, the investment advisory agreement currently in effect between the Trust and AAI (the “Current Investment Advisory Agreement”) will automatically terminate. Therefore, in order to provide for continuity in the management of the Funds, Shareholders of each Fund will need to approve the New Investment Advisory Agreement.  The Proxy Statement provides additional information about AAI and the proposal.  If Shareholders approve the proposal, the proposal will become effective only upon the Closing.  If the Transaction is not consummated, the proposal will not become effective.

Q. How does the Board recommend that I vote in connection with the New Investment Advisory Agreement for my Fund?

A. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the approval of each New Investment Advisory Agreement described in the Proxy Statement.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on this very important proposal concerning your investment.

Q. What will happen if Shareholders do not approve the New Investment Advisory Agreement?

A. If the New Investment Advisory Agreement is not approved by Shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its Shareholders, which may include further solicitation of Shareholders. The approval of a New Investment Advisory Agreement by the Shareholders of one Fund is not contingent upon the approval of a New Investment Advisory Agreement by the Shareholders of any other Fund.

Q.  How will the Transaction affect me as a Fund Shareholder?

A.  Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement.  The management fee rates that the Funds currently pay for investment advisory services also will not change under the New Investment Advisory Agreement.  AAI is expected to continue to manage the Funds after the Closing.

Q.  Will there be any change to the Sub-Advisor?

A.  No. Emerging Global Advisors, LLC is expected to continue to manage the Funds after the Closing, using the same investment objectives and strategies currently in place.

Q.  Will the fees payable under the New Investment Advisory Agreement increase as a result of the Transaction?

A.  No. The proposal to approve the New Investment Advisory Agreement does not seek any increase in fees.

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Q.  Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.  No. The Trust will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the proxy statement and any other costs associated with the proxy statement or the Transaction will be borne by ALPS Holdings.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-877-708-3581.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q.  Why is there more than one proxy card enclosed?

A.  If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), at 1-877-708-3581.

BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL
 DESCRIBED IN THE PROXY STATEMENT.

3

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 27, 2011

EGShares GEMS Composite ETF	EGShares Technology GEMS ETF
EGShares Energy GEMS ETF	EGShares Telecom GEMS ETF
EGShares Financials GEMS ETF	EGShares Utilities GEMS ETF
EGShares Emerging Markets Metals & Mining ETF	EGShares India Infrastructure ETF
EGShares Basic Materials GEMS ETF	EGShares China Infrastructure ETF
EGShares Consumer Goods GEMS ETF	EGShares Brazil Infrastructure ETF
EGShares Consumer Services GEMS ETF	EGShares India Small Cap ETF
EGShares Health Care GEMS ETF	EGShares Emerging Markets Consumer ETF
EGShares Industrials GEMS ETF

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 27, 2011:
This proxy statement is available at www.egshares.com.

To the shareholders (the “Shareholders”) of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of EGA Emerging Global Shares Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of Shareholders of each Fund will be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Tuesday, September 27, 2011 at 10:00 a.m., Mountain time.

As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), on July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to ALPS Advisors, Inc. (“AAI”), each Fund’s current investment adviser, entered into a definitive agreement with DST Systems, Inc. (“DST”), whereby ALPS Holdings will merge with and into a wholly owned subsidiary of DST (the “Transaction”), subject to certain conditions (as discussed in the Proxy Statement).  AAI is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly owned subsidiary of ALPS Holdings.

Upon the completion of the Transaction (the “Closing”), the Trust’s current investment advisory agreement (the “Current Investment Advisory Agreement”) with AAI will automatically terminate.  To provide for continuity in the operation of the Funds, the Shareholders of the Trust, on behalf of each Fund, are being asked to approve a new investment advisory agreement between the Trust and AAI (the “New Investment Advisory Agreement”).  As described in the enclosed Proxy Statement, the New Investment Advisory Agreement provides that, following the Closing, AAI will provide the same investment advisory services to each Fund on substantially identical terms and for the same fees that are currently in effect.

At the Meeting, Shareholders will be asked to consider the following:

1.  A proposal to approve the New Investment Advisory Agreement between the Trust and AAI to become effective upon the Closing for the following Funds:

EGShares GEMS Composite ETF	EGShares Technology GEMS ETF
EGShares Energy GEMS ETF	EGShares Telecom GEMS ETF
EGShares Financials GEMS ETF	EGShares Utilities GEMS ETF
EGShares Emerging Markets Metals & Mining ETF	EGShares India Infrastructure ETF
EGShares Basic Materials GEMS ETF	EGShares China Infrastructure ETF
EGShares Consumer Goods GEMS ETF	EGShares Brazil Infrastructure ETF
EGShares Consumer Services GEMS ETF	EGShares India Small Cap ETF
EGShares Health Care GEMS ETF	EGShares Emerging Markets Consumer ETF
EGShares Industrials GEMS ETF

2.  To transact any other business as may properly come before the Meeting.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The proposal is discussed in greater detail in the enclosed Proxy Statement.  You are entitled to vote at the Meeting if you owned shares of any of the Funds at the close of business on August 11, 2011 (“Record Date”).  If you attend the Meeting, you may vote your shares in person.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

1

By order of the Board of Trustees.

/s/ James J. Valenti
James J. Valenti
Secretary
August 22, 2011

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

2

PROXY STATEMENT

for

EGShares GEMS Composite ETF	EGShares Technology GEMS ETF
EGShares Energy GEMS ETF	EGShares Telecom GEMS ETF
EGShares Financials GEMS ETF	EGShares Utilities GEMS ETF
EGShares Emerging Markets Metals & Mining ETF	EGShares India Infrastructure ETF
EGShares Basic Materials GEMS ETF	EGShares China Infrastructure ETF
EGShares Consumer Goods GEMS ETF	EGShares Brazil Infrastructure ETF
EGShares Consumer Services GEMS ETF	EGShares India Small Cap ETF
EGShares Health Care GEMS ETF	EGShares Emerging Markets Consumer ETF
EGShares Industrials GEMS ETF

each, a series of

EGA EMERGING GLOBAL SHARES TRUST

Dated August 22, 2011

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 27, 2011:
This proxy statement is available at www.egshares.com.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders (“Shareholders”) of EGA Emerging Global Shares Trust (the “Trust”).  Each of the separate series within the Trust is referred to as a “Fund” and all of the series are collectively referred to as the “Funds.”  The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal	Who votes on the Proposal?
To approve a new investment management agreement for each Fund.	Shareholders of each Fund, voting separately from Shareholders of each other Fund.

The principal office of the Trust is located at 171 East Ridgewood Avenue, Ridgewood, NJ 07450.  You can reach the office of the Trust by telephone by calling 1-888-800-4347.  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 on September 27, 2011 at 10:00 a.m., Mountain time.  Only officers of the Trust, ALPS Advisors, Inc., investment adviser to each Fund (“AAI”) and Emerging Global Advisors, LLC, sub-advisor to each Fund (“EGA”), and Fund Shareholders of record on August 11, 2011 (the “Record Date”) will be admitted to the Meeting.  The Board, on behalf of each Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about August 22, 2011.

This Proxy Statement gives you information about the new investment management agreement, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at (888) 800-4347. Copies are also available on www.egshares.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary.  The Trust will promptly send a separate copy of the Proxy Statement to any Shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-888-800-4347.

PROPOSAL:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

You are being asked to approve a new Investment Advisory Agreement between the Trust, on behalf of your Fund, and AAI (the “New Investment Advisory Agreement”).  The Trust is registered as an open-end management investment company under the 1940 Act, and is currently composed of twenty nine registered non-diversified Funds, nineteen of which have commenced investment operations, representing separate portfolios of investments.  Each Fund is an exchange-traded fund (“ETF”).

AAI currently serves as investment manager for each Fund, but, for the reasons discussed below, the New Investment Advisory Agreement will be required if the Transaction (as defined below) is completed.  For a general description of the proposed New Investment Advisory Agreement and a comparison of the proposed New Investment Advisory Agreement and the current Investment Advisory Agreement entered into by and between AAI and the Trust, on behalf of each Fund (the “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreement” below.  The form of the New Investment Advisory Agreement is presented in Appendix A.

The Board is proposing the approval of the New Investment Advisory Agreement because the Current Investment Advisory Agreement will terminate upon completion of the Transaction (as defined below).  As required by the 1940 Act, the Current Investment Advisory Agreement terminates automatically upon its “assignment.”  Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.”  The completion of the Transaction will result in a change in control of AAI, and thus the assignment and automatic termination of the Current Investment Advisory Agreement.  Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement.  The New Investment Advisory Agreement would become effective as to a Fund only if approved by the Shareholders of the applicable Fund and if the Transaction is completed.  Although the closing of the Transaction (the “Closing”) is currently expected to take place during the fourth quarter of 2011, if the Transaction is not completed or the Merger Agreement (as defined below) is terminated, the New Investment Advisory Agreement will not go into effect and the Current Investment Advisory Agreement will continue in effect.

Description of the Transaction

On July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), entered into a definitive agreement (the “Merger Agreement”) with DST Systems, Inc. (“DST”), pursuant to which ALPS Holdings will merge with and into a wholly owned subsidiary of DST (the “Transaction”).  Pursuant to the Merger Agreement, DST will acquire the equity interests of ALPS Holdings, parent company of AAI, in exchange for a cash payment of approximately $250 million payable at the Closing.

The completion of the Transaction is subject to certain terms and conditions, including, among others and without limitation, obtaining regulatory approval and obtaining the consent to the Transaction by a certain percentage of ALPS Holdings’ clients representing a specified percentage of the annualized revenue of ALPS Holdings’ and its subsidiaries, which includes fund shareholder approval of certain new investment management agreements with AAI and board approval of certain new distribution agreements with other ALPS Holdings’ subsidiaries.

Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, DST and ALPS Holdings anticipate that the Closing will take place during the fourth quarter of 2011.

Post-Transaction Structure and Operations

As noted above, upon the Closing, AAI will continue to be the investment adviser to the Funds.  EGA shall continue as the sub-advisor to the Trust after the Closing.  The Trust and AAI currently do not anticipate any changes to the organization and structure of the Trust.  The Board of Trustees will continue to make decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as AAI) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is AAI.  The Board currently meets this test and is expected to do so after the Closing.  Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction.  An “unfair burden” includes any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  DST has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts to enable reliance upon Section 15(f) of the 1940 Act in relation to the investment advisory services provided by AAI to each Fund.

The New Investment Advisory Agreement

The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement.  Appendix A contains the form of the New Investment Advisory Agreement.  The following description of the New Investment Advisory Agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.  The key features of the New Investment Advisory Agreement and Current Investment Advisory Agreement are described below.

Investment Management Services.  The Current Investment Advisory Agreement generally provides that, subject to the supervision and control of the Board, AAI will, either directly or by employing suitable sub-advisers: (a) manage each Fund and furnish a continual investment program for each Fund in accordance with each Fund’s investment objective and policies as described in each Fund’s Prospectus; (b) make investment decisions for each Fund; (c) provide each Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (d) provide the Trust with access to certain office facilities, which may be AAI’s own offices; (e) determine what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and determine what portion of each Fund’s assets shall be held uninvested; (f) review portfolio holdings and investment policies with the Board every quarter; and (g) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Trust.  EGA has been delegated portfolio management responsibilities subject to the supervision of AAI.  Under the New Investment Advisory Agreement, AAI, as investment adviser, would provide the same investment management services that it performs under the Current Investment Advisory Agreement.

Fees.  Pursuant to the Current Investment Advisory Agreement, AAI is entitled to an annual fee from each Fund. There will be no change in the fees applicable to any Fund under the New Investment Advisory Agreement.  Management fee information for each Fund is listed in Section 5 of the Form of New Investment Advisory Agreement in Appendix A.  Appendix B lists the amount of investment management fees that each Fund paid to AAI for the last fiscal year.

Allocation of Charges and Expenses.  Both the Current and New Investment Advisory Agreements provide that AAI will make available, without expense to the Trust or a Fund, the services of such of its officers, directors and employees as may be duly elected as officers of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law.  AAI will pay all expenses incurred in performing its investment advisory services under the Current and New Investment Advisory Agreements, including compensation of and office space for officers and employees of AAI connected with the investment management of each Fund.  AAI will not be required to pay any investment advisory related expenses of each Fund other than those specifically allocated to it in the Current and New Investment Advisory Agreements.  In particular, but without limiting the generality of the foregoing, each Fund will be required to pay its sub-advisory fees, brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses; and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

Limitation on Liability.  Under the Current and New Investment Advisory Agreements, AAI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which the Current and New Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by AAI of its obligations and duties under the Current and New Investment Advisory Agreements, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services. AAI will exercise its best judgment in rendering the services described under the Current and New Investment Advisory Agreements.

Duration.  If approved by Shareholders of a Fund, the New Investment Advisory Agreement shall remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a “majority of the outstanding voting securities” of the Fund, and (ii) the vote of a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  The Current Investment Advisory Agreement has similar provisions for its term and continuance, although the initial dates of the Current Investment Advisory Agreement differ for certain Funds and the initial two year period has elapsed for many Funds.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination.  The New Investment Advisory Agreement may be terminated at any time without the payment of any penalty, by (i) the Board, or by vote of holders of a 1940 Act Majority of Fund shares upon sixty (60) days written notice to AAI, or (ii) by AAI upon sixty (60) days written notice to a Fund.  The Current Investment Advisory Agreement contains the same termination provisions. As with the Current Investment Advisory Agreement, the New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Additional Information.  AAI serves as the Funds’ investment manager under the Current Investment Advisory Agreement with the Trust.   The Current Investment Advisory Agreement became effective for each Fund when it was approved by the initial shareholder before the public offering and sale of that Fund.  The Current Investment Advisory Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on February 24, 2011 with respect to each Fund that had issued shares to the public prior to that date.  The Current Investment Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on February 24, 2011 and May 19, 2011 for Funds that had not yet commenced investment operations at that time but had effective registration statements.  A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement at the February 24, 2011 Board meeting is available in the Trust’s annual report to Shareholders for the fiscal period ended March 31, 2011.  A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement at the May 19, 2011 Board meeting will be available in the Trust’s report to Shareholders for the fiscal period ending September 30, 2011.

These services will continue to be provided if the New Investment Advisory Agreement is approved.  AAI provides investment management services to other registered funds that have investment objectives similar to those of the Funds.  For each such fund, Appendix C sets forth the fund’s name, the fund’s net assets as of August 3, 2011, the rate of AAI’s compensation, and whether AAI has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

Sub-Adviser.  EGA serves as the sub-adviser to each Fund.  EGA provides investment advisory services to each Fund pursuant to the Sub-Advisory Agreement dated April 17, 2009, between the Trust and EGA (the “Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, EGA manages the day-to-day investment and reinvestment of the assets in each Fund and is responsible for the day-to-day portfolio management of the Funds, including designating the composition of the in-kind Creation Units of each Fund and monitoring each Fund’s adherence to its investment mandate.   The Sub-Advisory Agreement, the services provided by EGA to the Trust and the fees paid by the Funds to EGA will not be affected by the Transaction.

Board considerations in approving the New Investment Advisory Agreement

At an in-person Board meeting held on July 28, 2011, the Board of Trustees, including the Independent Trustees, discussed and approved the New Investment Advisory Agreement between AAI and the Trust, on behalf of each of the Funds, and determined to recommend that Shareholders approve the New Investment Advisory Agreement. The Independent Trustees had requested and been provided with detailed materials relating to DST, AAI and the Transaction in advance of the meeting. The Independent Trustees had met in executive session with their independent legal counsel prior to and during the meeting to discuss the proposed Transaction and its possible effect on the Funds.  At the meeting, the Trustees discussed the Transaction with AAI management and a representative of DST, including the strategic rationale for the Transaction, and DST’s general plans and intentions regarding AAI.  At the meeting, representatives of AAI and DST responded to questions from the Board.

In connection with the Board’s review of the New Investment Advisory Agreement, AAI and DST advised the Trustees about a variety of matters, including the following:

•
No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management, distribution, or other Shareholder services.

•	No material changes are currently contemplated in the management, operation or key personnel of AAI under DST.
•
DST has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts to enable reliance upon the conditions of Section 15(f) of the 1940 Act in relation to the investment advisory services provided by AAI to each Fund, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

In addition to the information provided by AAI and DST as described above, the Board also considered, among other factors, the following:

•	The reputation, financial strength, and resources of DST.
•
The terms and conditions of the New Investment Advisory Agreement, including that each Fund’s contractual fee rates under the New Investment Advisory Agreement, will remain the same. (See “The New Investment Advisory Agreement” above).

•
At its in-person meetings in February and May, 2011, the Board had performed a full annual review of the Current Investment Advisory Agreement as required by the 1940 Act and determined that AAI has the capabilities, resources, and personnel necessary to provide the investment management services currently provided to each Fund.  The Board also determined that the management fees paid by each Fund represent reasonable compensation to AAI in light of the services provided, the costs to AAI of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information provided by ETF Database, an independent statistical compilation organization) and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

•
ALPS Holdings has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Investment Advisory Agreement and related agreements and all costs of this proxy solicitation. As a result, the Funds will bear no costs in obtaining Shareholder approval of the New Investment Advisory Agreement.

•	EGA will continue as the sub-advisor to the Trust after the Closing, and will continue to manage the day-to-day investment and reinvestment of the assets in each Fund.

Certain of these considerations are discussed in more detail below.

In making its decision to approve the New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished.  The following discussion identifies the primary factors taken into account by the Board in approving the New Investment Advisory Agreement.

The nature, extent, and quality of services provided to the Funds by AAI.  The Board considered services provided by AAI and its affiliates to the Funds and their Shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement will be substantially identical to the Current Investment Advisory Agreement, and therefore considered the review conducted at the February 24, 2011 and May 19, 2011 Board meetings. In this regard, the Board noted AAI’s responsibilities as the Funds’ investment adviser, including: overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of EGA as sub-adviser to the Trust; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds.

The Board reviewed AAI’s experience, resources, and strengths in managing other ETFs, including the Funds. The Board also considered the fact that the Funds operate under an exemption obtained by AAI from the SEC, and that AAI is ultimately responsible for overseeing compliance with the exemptive order.  Based on their consideration and review of the foregoing information, the Board determined that the Funds were likely to continue to benefit from the nature, quality, and extent of these services, as well as AAI’s ability to render such services based on its experience, operations, and resources.

Comparison of services provided and fees charged by AAI and other investment advisers to similar clients, and the cost of the services provided and profits realized by AAI from the relationship with the Funds.  The Board considered the expense comparison data for the Funds that it had previously considered at the February 24, 2011 and May 19, 2011 Board meetings.  At those meetings, the Board reviewed information on pricing levels and fee structures for the Funds and a comparative group of similar funds as selected by ETF Database (the “Expense Group”).  The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of the Expense Group. The Board also noted that, consistent with Section 15(f) of the 1940 Act, DST had agreed that no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

AAI’s profitability and the extent to which economies of scale were realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board next considered economies of scale. The Board had previously reviewed the costs and profitability of AAI in connection with its serving as investment adviser to each Fund, including operational costs, at the February 24, 2011 and May 19, 2011 Board meetings. The Board noted that because AAI is subject to a maximum flat rate fee, its fee as a percentage of assets under management could eventually begin to decline as asset levels increase.

Investment performance of AAI. The Board considered the investment performance of the Funds, including tracking error. Although the Board considered performance reports provided throughout the year, the Board gave particular weight to the approval of the Current Investment Advisory Agreement at the in-person Board meetings on February 24, 2011 and May 19, 2011.  The Board considered each Fund’s investment performance compared to the benchmark index that each Fund uses for comparison in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the average of the respective Fund’s peer group.

The Board also considered information about the premium/discount history of the Funds previously considered at prior Board meetings, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the net asset value (“NAV”) of the Funds, and by how much, measured in basis points.  The Board also noted the proposed continuity of AAI’s operations.

Fall-Out Benefits.  The Board concluded that DST and ALPS Holdings may derive reputational and other benefits from their association with the Trust, including service relationships with ALPS Fund Services, Inc. and ALPS Distributors, Inc., the extent to which ALPS Holdings might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Trust.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the advisory fee rates were reasonable in relation to the services provided by AAI to each Fund, as well as the costs incurred and benefits gained by AAI in providing such services. The Board also found the advisory fee rates to be reasonable in comparison to the advisory fee rates charged by advisers to other comparable ETFs of similar size with comparable launch dates.  The Board has concluded that the Transaction would not result in an increase in advisory fee rates, and was not expected to result in a decrease in quality or quantity of services from AAI, or impose an “unfair burden” on the Funds. The Board concluded that each Fund’s investment performance, including tracking error and premium/discount, was acceptable in light of, among other things, the complexities of the markets in which it invests. As a result, the Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rates under each are reasonable in relation to the services provided and that the New Investment Advisory Agreement is in the best interests of the Shareholders.

Required vote

To become effective with regard to a Fund, the New Investment Advisory Agreement must be approved by the vote of the 1940 Act Majority of a Fund’s shares.  Accordingly, abstentions and broker non-votes (if any) will have the same effect as a vote against the proposal.  The approval of the New Investment Advisory Agreement by one Fund is not contingent on the approval of the New Investment Advisory Agreement by any other Fund.  The New Investment Advisory Agreement was approved separately by the Independent Trustees, and by the Board of the Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Investment Advisory Agreement for consideration by the Shareholders of each Fund and to recommend that Shareholders vote FOR approval.  If the Shareholders of a Fund do not approve the Fund’s New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into an interim management agreement with AAI pursuant to Rule 15a-4 of the 1940 Act.

If the Shareholders of a Fund approve the New Investment Advisory Agreement for such Fund, their effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the Merger Agreement related to the Transaction.  The completion of the Transaction is subject to certain terms and conditions, including, among others and without limitation, obtaining (i) the approval of the ALPS Holding’s stockholders holding a majority of the voting percentage of the ALPS Holdings’ stock, and (ii) consent to the Transaction by a certain percentage of ALPS Holdings’ clients representing a specified percentage of the annualized revenue of ALPS Holdings’ and its subsidiaries, which includes (a) fund shareholder approval of certain new investment management agreements with AAI and (b) board approval of certain new distribution agreements with other ALPS Holdings’ subsidiaries.  If the conditions noted in the prior sentence are not met, the Current Investment Advisory Agreement will remain in effect. If the proposal described in this Proxy Statement is approved by Shareholders of each Fund, it will not become effective until the Closing.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

INFORMATION ABOUT AAI AND AFFILIATES

AAI and its Affiliates

ALPS Holdings and its affiliates (including AAI), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, began operations in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including advisory, fund accounting, transfer agency, shareholder services, wholesaling, legal, tax and compliance services. ALPS Holdings conducts its business through three wholly owned subsidiaries: ALPS Fund Services, (“AFS”), a service company and SEC registered transfer agent; ALPS Distributors, Inc., (“ADI”), a Financial Industry Regulatory Authority registered broker-dealer, currently registered in all 50 states; and AAI, an SEC registered investment adviser.  AAI provides services to a wide variety of different financial firms with assets totaling in excess of $3.25 billion, and ADI provides distribution services to financial firms with assets of approximately $230 billion.

The Directors and principal executive officers of AAI and their principal occupation along with their positions with the Trust are set forth below:

Name	Title(s) &Principal Occupation with the AAI	Title(s) & Principal Occupation with the Trust
Edmund J. Burke	Director	None
Spencer P. Hoffman	Director	None
Thomas A. Carter	Director & President	Treasurer
John C. Donaldson	Executive Vice President, Chief Financial Officer	None
Jeremy O. May	Director & Executive Vice President	None
Diana M. Adams	Senior Vice President, Controller, Treasurer	None
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Secretary, General Counsel	None
Erin Douglas	Vice President, Senior Associate Counsel	None
JoEllen Legg	Vice President, Associate Counsel	None
Paul F. Leone	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Associate Counsel	None
Mark T. Haley	Vice President	None
Michael Akins	Vice President	None

Existing Affiliated Agreements

ADI serves as the Distributor of the Trust. ADI has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Trust.  Shares in aggregate creation units of 50,000 shares are continuously offered for sale by the Trust through ADI for large institutional investors who have entered in authorized participant agreements with ADI.  ADI does not receive any compensation from the Trust for its services to the Trust.

AFS provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement.  AFS also provides a Principal Financial Officer (“PFO”) to the Trust under a separate PFO Services Agreement.  Pursuant to the terms of the PFO Services Agreement, AFS is required to provide an employee of AFS to serve as the Treasurer and Principal Financial Officer of the Trust.  As compensation for the foregoing services, AFS receives certain out of pocket costs and fixed fees at the Trust and Fund level.

Both the Distribution Agreement and the PFO Services Agreement will terminate upon the Closing.  Subject to the re-approval of the Distribution Agreement and PFO Services Agreement by the Board, ADI and AFS will continue to provide the aforementioned services after the New Investment Advisory Agreement has been approved.

GENERAL INFORMATION

Brokerage Commissions

The Trust does not have an affiliated broker-dealer.

Principal Holders of Shares

As of August 9, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund.  Appendix D lists the total shares outstanding of each Fund.  Appendix E contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares.

Mr. Thomas A. Carter is an officer of the Trust, and owns an interest in ALPS Holdings, of which AAI is a wholly owned subsidiary.  Upon completion of the Transaction, Mr. Carter is anticipated to receive a portion of the merger consideration based on his relative ownership in ALPS Holdings, which is expected to be less than three percent of the total consideration paid to all stockholders of ALPS Holdings.  In addition, Ms. Melanie H. Zimdars is an officer of the Trust, but is neither a director nor an officer of AAI. However, Ms. Zimdars owns interests in ALPS Holdings and, upon completion of the Transaction, Ms. Zimdars is anticipated to receive a portion of the merger consideration based on her relative ownership in ALPS Holdings, which is expected to be less than one percent of the total consideration paid to all stockholders of ALPS Holdings.  Other than Mr. Carter and Ms. Zimdars, since the beginning of the Funds’ most recently completed fiscal year, no Trustee or officer of the Trust has purchased or sold securities exceeding 1% of the outstanding securities of any class of ALPS Holdings or their subsidiaries.

As of December 31, 2010, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Holdings, another investment adviser, sub-adviser or portfolio manager of either of the Funds or any person controlling, controlled by or under common control with any such entity.

Payment of Solicitation Expenses

ALPS Holdings will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.  Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $39,700 plus expenses in connection with the solicitation of proxies.  Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes.  ALPS Holdings will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.

Other Business

The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Fund’s proxy material for a particular annual or special Shareholder meeting.  However, because the Trust, on behalf of the Funds, does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust Secretary at 171 East Ridgewood Avenue, Ridgewood, NJ, 07450.  Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws.  A Shareholder proposal to be considered for inclusion in the proxy statement at any subsequent Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

The Trust has previously sent its most recent Annual Report dated March 31, 2011 to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at (888) 800-4347. Copies are also available on www.egshares.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of any of the Funds at the close of business on August 11, 2011 may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.  Each Fund’s Shareholders will vote separately on the proposal with respect to that Fund.  If you are a Shareholder of more than one Fund, you will be voting on the proposal separately with respect to each Fund in which you hold shares.

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy.  Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Trust understands that the NYSE Arca has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract.  Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal regarding the New Investment Advisory Agreement.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote FOR the proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular matter, and (iv) there is at least one discretionary and one non-discretionary proposal.  Because only one non-discretionary proposal is being presented at the Meeting, the Trust does not anticipate receiving any broker non-votes.

Quorum; Adjournment

For each Fund, forty percent (40%) of the outstanding Shares entitled to vote, which are present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at a Shareholders’ meeting.  A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by (i) Shareholders of a Fund entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, (ii) by the chairperson of the Board, (iii) the president of the Trust in the absence of the chairperson of the Board, or (iv) any vice president or other authorized officer of the Trust in the absence of the president.  Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if the time and place are announced at the meeting, unless (i) a new record date is fixed for the adjourned meeting, or (ii) the adjournment is for more than sixty (60) days after the date of the original meeting.  In these circumstances, the Board will set a new record date and give written notice to each Shareholder of record entitled to vote at the adjourned meeting.  At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Appendix A

Form of New Investment Advisory Agreement

EGA EMERGING GLOBAL SHARES TRUST
INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) dated as of this ______ day of __________, 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and EGA Emerging Global Shares Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A and Appendix B (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1           Appointment of the Adviser.  The Trust desires to employ each Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Amended and Restated Declaration of Trust dated April 17, 2009, and in each Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to each Fund.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.           Delivery of Fund Documents.  The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a            Declaration of Trust;

b            Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to each Fund and approving the form of this Agreement; and

d            the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.           Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage each Fund and furnish a continual investment program for each Fund in accordance with each Fund’s investment objective and policies as described in each Fund’s Prospectus; (c) make investment decisions for each Fund; (d) provide each Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and determine what portion of each Fund’s assets shall be held uninvested; (g) review portfolio holdings and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Trust.  In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that each Fund may hold or contemplate purchasing.  The appointment and termination of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.  The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Funds, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.           Allocation of Charges and Expenses.  The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law.  The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund.  The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph.  In particular, but without limiting the generality of the foregoing, the Fund will be required to pay the sub-advisory fees, brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.           Compensation of the Adviser.  In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month, in an amount calculated as follows:

(a)  For the Funds listed in Appendix A (each, an “A-Fund”), the greater of (i) $400,000.00 or (ii) 10 basis points of each A-Fund’s daily net assets during the month, but in either event not to exceed $1,000,000 per year.

(b)  For the Funds listed in Appendix B (each, a “B-Fund”), the greater of:

(i) $400,000.00 plus (x) $33,333.33 for each operating B-Fund, minus (y) any management fees paid to the Adviser by the A-Funds, or

(ii) 10 basis points of each B-Fund’s daily net assets during the month,

but in either event not to exceed annually $1,000,000 plus (x) $83,333.33 for each operating B-Fund, minus (y) any management fees paid to the Adviser paid by the A-Funds.

6.           Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever a Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances.  The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a Fund or the size of the position purchased or sold by a Fund.  In addition, the Trust understands that the persons employed by the Adviser to provide service to a Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service.  Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.           Brokerage and Avoidance of Conflicts of Interest.  In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales.  The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for a Fund’s account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for a Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The Adviser is authorized to place orders for the purchase and sale of securities for a Fund with brokers, subject to review by the Board from time to time.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Adviser exercises investment discretion.

8.           Standard of Care; Limitation of Liability.  The Adviser will exercise its best judgment in rendering the services described herein.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.           Voting.  The Adviser will take any action and provide any advice with respect to the voting of securities held by a Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10.           Duration and Termination of this Agreement.  This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust.  The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser.  This Agreement shall automatically terminate in the event of its assignment.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission by any rule, regulation, order or interpretation.

11.           Amendment of this Agreement.  A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.  An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust.  To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.           Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

To the Trust or the Fund at:

Robert Holderith
Emerging Global Advisors, LLC
171 East Ridgewood Avenue
Ridgewood, NJ 07450

13.           Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14.           Miscellaneous.  Neither the holders of shares of a Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.	EGA Emerging Global Shares Trust
By: __________________________	By: ________________________________
Name: Thomas A. Carter Title: President	Name: Robert C. Holderith Title: President

Appendix A
to the
Investment Advisory Agreement
As of
 __________________, 2011
by and between
EGA Emerging Global Shares Trust and ALPS Advisors, Inc.

Funds	NYSE
EGShares GEMS Composite ETF	AGEM
EGShares Emerging Markets Metals & Mining ETF	EMT
EGShares Emerging Markets Consumer ETF	ECON
EGShares Energy GEMS ETF	OGEM
EGShares Financials GEMS ETF	FGEM
EGShares India Infrastructure ETF	INXX
EGShares China Infrastructure ETF	CHXX
EGShares Brazil Infrastructure ETF	BRXX
EGShares India Small Cap ETF	SCIN
EGShares Basic Materials GEMS ETF	LGEM
EGShares Health Care GEMS ETF	HGEM
EGShares Industrials GEMS ETF	IGEM

Appendix B
to the
Investment Advisory Agreement
As of
 _______________, 2011
by and between
EGA Emerging Global Shares Trust and ALPS Advisors, Inc.

Funds	NYSE
EGShares Consumer Goods GEMS ETF	GGEM
EGShares Consumer Services GEMS ETF	VGEM
EGShares Technology GEMS ETF	QGEM
EGShares Telecom GEMS ETF	TGEM
EGShares Utilities GEMS ETF	UGEM
EGShares China Mid Cap ETF	CHMC
EGShares Brazil Mid Cap ETF	BZMC
Emerging Global Shares INDXX Russia Small Cap Index Fund
Emerging Global Shares INDXX Thailand Small Cap Index Fund
Emerging Global Shares INDXX Malaysia Small Cap Index Fund
Emerging Global Shares INDXX South Africa Small Cap Index Fund
Emerging Global Shares INDXX Turkey Small Cap Index Fund
EGShares India Consumer ETF	INCO
EGShares India Financials ETF	INFS
EGShares India Health Care ETF	INHK
EGShares India Energy ETF	INEN
EGShares India Basic Materials ETF	INBA
EGShares India Utilities ETF	INUT
EGShares India Technology ETF	INQQ
EGShares India Industrials ETF	INID
EGShares India Telecom ETF	INTM
Emerging Global Shares INDXX Mexico Small/Mid Cap Index Fund
Emerging Global Shares INDXX Indonesia Small Cap Index Fund
EGShares Emerging Markets Food and Agriculture ETF	EATS
EGShares Emerging Markets High Income Low Beta ETF	HILO
EGShares India High Income Low Beta ETF	INLH
Emerging Global Shares INDXX Brazil High Income Low Beta Index Fund
Emerging Global Shares INDXX China High Income Low Beta Index Fund
Emerging Global Shares INDXX Emerging Markets REIT Index Fund
Emerging Global Shares Nasdaq/OMX 100 China Index Fund

Appendix B

Amount of Investment Management Fees Paid to AAI by each Fund that had commenced investment operations in prior Fiscal Year.

Fund Name	Advisory Fees paid per Fund for fiscal year-ended March 31, 2011
EGShares Energy GEMS ETF	$24,849
EGShares Emerging Markets Metals & Mining ETF	$66,548
EGShares GEMS Composite ETF	$75,032
EGShares Financials GEMS ETF	$25,393
EGShares Consumer Goods GEMS ETF	$44,825
EGShares China Infrastructure ETF	$22,626
EGShares Brazil Infrastructure ETF	$72,227
EGShares India Small Cap ETF	$16,967
EGShares India Infrastructure ETF	$18,201

  B-1

Appendix C

Other Investment Companies Registered under the 1940 Act Advised by AAI with similar investment objectives to the Funds.

Fund Name	Total Assets**	Annual AAI Fee Rate	Fee Waivers Applied
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$131,785,184	0.65%	No
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	$13,118,277	0.65%	No
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	$4,253,090	0.65%	No
ALPS/Kotak India Growth Fund	$3,520,199	1.25%	Yes
Clough China Fund	$96,400,522	1.35%	Yes

**Total Assets are as of August 3, 2011

C-1

Appendix D

Total shares outstanding of each Fund

As of August 11, 2011, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares
EGShares GEMS Composite ETF	1,155,000
EGShares Energy GEMS ETF	750,000
EGShares Financials GEMS ETF	300,000
EGShares Emerging Markets Metals & Mining ETF	1,250,000
EGShares Basic Materials GEMS ETF	100,000
EGShares Consumer Goods GEMS ETF	100,000
EGShares Consumer Services GEMS ETF	50,000
EGShares Health Care GEMS ETF	100,000
EGShares Industrials GEMS ETF	100,000
EGShares Technology GEMS ETF	100,000
EGShares Telecom GEMS ETF	100,000
EGShares Utilities GEMS ETF	100,000
EGShares Emerging Markets Consumer ETF	10,350,000
EGShares India Infrastructure ETF	4,400,000
EGShares China Infrastructure ETF	900,000
EGShares Brazil Infrastructure ETF	3,350,000
EGShares India Small Cap ETF	1,800,000

D-1

Appendix E

As of August 11, 2011, the following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares.

EGShares GEMS Composite ETF

Name & Address	Shares	% Owned	Type of Ownership
Citigroup Global Markets P.O. Box 540 New York, NY 10013	236,391	20.56%	Beneficial
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NJ 07311	184,079	16.01%	Beneficial
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	154,685	13.45%	Beneficial
National Financial Services LLC 200 Liberty Street New York, NY 10281	114,431	9.95%	Beneficial
UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086	72,669	6.32%	Beneficial
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	69,414	6.04%	Beneficial

EGShares Energy GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	188,769	25.17%	Beneficial
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	145,257	19.37%	Beneficial
UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086	75,073	10.01%	Beneficial

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NJ 07311	61,704	8.23%	Beneficial
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	55,375	7.38%	Beneficial

EGShares Emerging Markets Metals & Mining ETF

Name & Address	Shares	% Owned	Type of Ownership
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	221,004	17.68%	Beneficial
Citigroup Global Markets P.O. Box 540 New York, NY 10013	219,852	17.59%	Beneficial
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	163,617	13.09%	Beneficial
National Financial Services LLC 200 Liberty Street New York, NY 10281	141,328	11.31%	Beneficial
UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086	92,572	7.41%	Beneficial
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	70,356	5.63%	Beneficial

EGShares Financials GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	84,133	28.04%	Beneficial
UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086	38,678	12.89%	Beneficial

National Financial Services LLC 200 Liberty Street New York, NY 10281	33,019	11.01%	Beneficial
J.P. Morgan Clearing Corp. 1 Metrotech Center North 4th Floor Brooklyn, NY 11201	29,300	9.77%	Beneficial
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	23,789	7.93%	Beneficial
Vanguard Brokerage Services 455 Devon Park Drive Wayne, PA 19087	21,192	7.06%	Beneficial

EGShares Basic Materials GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Knight LLC 545 Washington Blvd. Jersey City, NJ 07310	85,103	85.10%	Beneficial
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	13,728	13.73%	Beneficial

EGShares Consumer Goods GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Timber Hill One Pickwick Plaza Suite 200 Greenwich, CT 06830	94,000	94.00%	Beneficial

EGShares Consumer Services GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	36,600	73.20%	Beneficial
Knight LLC 545 Washington Blvd. Jersey City, NJ 07310	7,547	15.09%	Beneficial
J.P. Morgan Clearing Corp. 1 Metrotech Center North 4th Floor Brooklyn, NY 11201	3,300	6.60%	Beneficial

EGShares Health Care GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Knight LLC 545 Washington Blvd. Jersey City, NJ 07310	82,643	82.64%	Beneficial
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	10,639	10.64%	Beneficial

EGShares Industrials GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
SG Americas Securities, LLC 1221 Avenue of the Americas New York, NY 10020	99,000	99.00%	Beneficial

EGShares Technology GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Knight LLC 545 Washington Blvd. Jersey City, NJ 07310	97,223	97.22%	Beneficial

EGShares Telecom GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
Timber Hill One Pickwick Plaza Suite 200 Greenwich, CT 06830	76,000	76.00%	Beneficial
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	18,935	18.94%	Beneficial

EGShares Utilities GEMS ETF

Name & Address	Shares	% Owned	Type of Ownership
SG Americas Securities, LLC 1221 Avenue of the Americas New York, NY 10020	89,000	89.00%	Beneficial
Merrill Lynch 101 Hudson Street 9th Floor Jersey City, NJ 07302	7,000	7.00%	Beneficial

EGShares Emerging Markets Consumer ETF

Name & Address	Shares	% Owned	Type of Ownership
Merrill Lynch Pierce Fenner Safekeeping	2,483,476	23.88%	Beneficial

101 101 Hudson Street 9th Floor Jersey City, NJ 07302 UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086	1,367,035	13.14%	Beneficial
Brown Brothers Harriman & Co. 140 Broadway – Level A New York, NY 10005	958,776	9.22%	Beneficial
Bank of New York Mellon One Wall Street 5th Floor New York, NY 10286	539,249	5.19%	Beneficial

EGShares India Infrastructure ETF

Name & Address	Shares	% Owned	Type of Ownership
Brown Brothers Harriman & Co. 140 Broadway – Level A New York, NY 10005	2,705,194	61.48%	Beneficial
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	390,670	8.88%	Beneficial
National Financial Services LLC 200 Liberty Street New York, NY 10281	293,884	6.68%	Beneficial
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	230,752	5.24%	Beneficial

EGShares China Infrastructure ETF

Name & Address	Shares	% Owned	Type of Ownership
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	141,326	15.70%	Beneficial
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	109,098	12.12%	Beneficial
UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086 Merrill Lynch	79,390 66,603	8.82% 7.40%	Beneficial Beneficial

101 Hudson Street 9th Floor Jersey City, NJ 07302
National Financial Services LLC 200 Liberty Street New York, NY 10281	57,302	6.37%	Beneficial
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	53,742	5.97%	Beneficial
Industrial and Commercial Bank of China Financial Services LLC 1633 Broadway, 28th Floor New York, NY 10019	53,000	5.89%	Beneficial

EGShares Brazil Infrastructure ETF

Name & Address	Shares	% Owned	Type of Ownership
UBS Financial Services Inc. 1000 Harbor Boulevard 8th Floor Weehawken, NJ 07086	529,957	15.59%	Beneficial
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor Jersey City, NJ 07302	489,364	14.39%	Beneficial
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	366,014	10.77%	Beneficial
National Financial Services LLC 200 Liberty Street New York, NY 10281	296,415	8.72%	Beneficial
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	229,380	6.75%	Beneficial
Citigroup Global Markets P.O. Box 540 New York, NY 10013	201,482	5.93%	Beneficial
Brown Brothers Harriman & Co. 140 Broadway – Level A New York, NY 10005	192,860	5.67%	Beneficial

EGShares India Small Cap ETF:

Name & Address	Shares	% Owned	Type of Ownership
Merrill Lynch Pierce Fenner Safekeeping 101 101 Hudson Street 9th Floor	274,221	14.43%	Beneficial

Jersey City, NJ 07302 National Financial Services LLC 200 Liberty Street New York, NY 10281	221,191	11.64%	Beneficial
State Street Global Markets, LLC State Street Financial Center One Lincoln Street Boston, MA 02111	180,000	9.47%	Beneficial
Brown Brothers Harriman & Co. 140 Broadway – Level A New York, NY 10005	175,229	9.22%	Beneficial
Bank of New York Mellon One Wall Street 5th Floor New York, NY 10286	119,502	6.29%	Beneficial
J.P. Morgan Clearing Corp. 1 Metrotech Center North 4th Floor Brooklyn, NY 11201	103,695	5.46%	Beneficial

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1                                               KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                     DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

Proposal 1.  For the Fund listed above: To approve a new investment advisory agreement between the        For   Against Abstain
EGA Emerging Global Shares Trust, on behalf of each Fund, and ALPS Advisors, Inc                                             0           0            0

Authorized Signatures – This section must be completed for your vote to be counted.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this proxy.

__________________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date	___________________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

---------------------------------------------------------------------------------------------------------------------

                                                                                                                                                        <XXXXX>2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tané T. Tyler and J. Tison Cory, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Tuesday, September 27, 2011 at 10:00 a.m., Mountain time, and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares of the Fund as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.